American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement
Supplement dated February 22, 2017 ■ Statement of Additional Information dated November 1, 2016

The changes below will be effective as of March 15, 2017.

The following is added to the Accounts Managed table on page 43 of the statement of additional information:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Steven Rossi(1)	Number of Accounts	8	4	0
	Assets	$7.8 billion(2)	$502.1 million	N/A

[1]	Information is provided as of February 13, 2017.

[2]
Includes $179.5 million in Core Equity Plus, $3.2 billion in Equity Growth, $580.9 million in NT Core Equity Plus, $1.7 billion in NT Equity Growth, $428.6 million in NT Small Company and $708.7 million in Small Company.

The following is added to the Ownership of Securities table on pages 46 and 47 of the statement of additional information:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Core Equity Plus
Steven Rossi(1)	A
Equity Growth
Steven Rossi(1)	A
NT Core Equity Plus(2)
Steven Rossi(1)	A
NT Equity Growth(2)
Steven Rossi(1)	A
NT Small Company(2)
Steven Rossi(3)	A
Small Company
Steven Rossi(3)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of October 28, 2016.

[2]	The portfolio managers cannot invest directly in this fund, which is available for purchase only by funds advised by American Century Investments.

[3]	Information is provided as of February 13, 2017.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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